EXHIBIT 99.1

REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 30, 2003, by and among Front Range Himalaya Corporation, a Wyoming corporation (the “Company”), and the parties hereto that have executed and delivered to the Company counterparts hereof that have been accepted by the Company as evidenced by the Company’s listing such parties on Exhibit A hereto (collectively, the “Initial Holders”).

W I T N E S S E T H:

        WHEREAS, the Company, Front Range Corporation, a Wyoming corporation, Holly Corporation, a Delaware corporation, and certain other parties have entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of March 30, 2003, pursuant to which each of the Initial Holders shall receive a number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company to be determined as set forth therein;

        WHEREAS, in order to induce each of the Initial Holders to enter into a Rule 145 Agreement (as defined in the Merger Agreement), the Company has agreed to grant certain registration rights to the Initial Holders with respect to such shares of Common Stock as set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.

        As used herein, the following terms have the indicated meanings, unless the context otherwise requires:

         “Commission” means the Securities and Exchange Commission.

        “Effective Time” has the meaning set forth in the Merger Agreement.

        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        “Holder” means an Initial Holder or any permitted transferee thereof who owns Registrable Shares.

        “Majority in Interest” means Holders who hold a majority of the Registrable Shares.

        “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or other entity or organization, including any government and any agency or instrumentality thereof.

        “Registrable Shares” means all shares of Common Stock received by the Holders pursuant to the Merger Agreement (including any Common Stock issuable upon the exercise of Parent Stock Options (as defined in the Merger Agreement), together with any securities issued or issuable by the Company with respect to any such shares of Common Stock by way of a stock dividend or other distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization. Any Registrable Shares will cease to be such when (i) a registration statement covering the sale of such Registrable Shares has become effective under the Securities Act and such securities have been disposed of in accordance with such effective registration statement, (ii) such Registrable Shares have been distributed by the Holders to the public pursuant to Rule 144 or 145 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Shares may be resold to the public without restriction under the Securities Act in accordance with Rule 144(k), (iv) such Registrable Shares have been otherwise transferred by the Holders, new certificates representing the transferred securities not bearing a legend restricting further transfer have been delivered by the Company to the transferees thereof and the subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, or (v) such securities have ceased to be outstanding.

        “Registration Statement” has the meaning set forth in the Merger Agreement.

        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.    Shelf Registration.

        The Company agrees that it shall file with the Commission on Form S-3 (or any successor form) a shelf registration statement pursuant to Rule 415 of the Securities Act (a “Shelf Registration”) covering the offer and resale by the Holders of all the Registrable Shares and shall use its reasonable best efforts to cause the Shelf Registration to be declared effective by the Commission promptly after the Effective Time. The offer and resale of such shares shall be pursuant to a plan of distribution as proposed by a Majority in Interest and approved by the Company, which approval will not be unreasonably withheld; provided that such plan of distribution shall not include an underwritten public offering. The Company shall be required to maintain the effectiveness of the Shelf Registration for a period of two years from the Effective Time.

3.    Registration Procedures.

        Pursuant to the Company’s covenant herein to effect a Shelf Registration, the Company will, subject to the provisions of this Agreement, use its reasonable best efforts to effect the registration in a manner that permits the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition. The Company shall:

         (a)   use its reasonable best efforts to prepare and file with the Commission a Form S-3 registration statement (or any successor form) with respect to the Registrable Shares as soon as possible after the Commission declares the Registration Statement effective;

         (b)   use its reasonable best efforts to have all comments that the Commission may have with respect to the Shelf Registration resolved with the Commission prior to the Effective Time;

         (c)   use its reasonable best efforts to file with the Commission immediately after the Effective Time a Form 8-K Report (or any successor form) required in connection with the Mergers (as defined in the Merger Agreement) ("Form 8-K"), including the financial statements required by Item 2 and Item 7 of Form 8-K;

         (d)   use its reasonable best efforts to cause the Shelf Registration to be declared effective by the Commission promptly after the Effective Time;

         (e)   (i) prepare and file with the Commission such amendments, post-effective amendments and supplements to the Shelf Registration as may be necessary to keep the Shelf Registration effective for a period of two years from the Effective Time, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration during the applicable period in accordance with the intended methods of disposition by the Holders set forth in the Shelf Registration or prospectus supplement.

         (f)   furnish to each Holder of Registrable Shares such number of copies of the Shelf Registration, each amendment and supplement thereto, the prospectus included in the Shelf Registration (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder (it being understood that, subject to Section 4 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each Holder in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

         (g)   use commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Holders reasonably request to the extent such registration or qualification is required; use reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which the Shelf Registration is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition of the Registrable Shares owned by such Holder in such jurisdictions (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

         (h)   promptly notify each Holder and (if requested by any Holder) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue in any material respect or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, as soon as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (i)   make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

         (j)   if reasonably requested by any Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as any Holder reasonably requests to be included therein (relating to the naming of additional Holders therein or specifying the number of Registrable Shares held by each such Holder), and promptly make all required filings of such prospectus supplement;

         (k)   as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each Holder upon such Holder's written request;

         (l)   cooperate with the Holders to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

         (m)   promptly make available for inspection by any Holder and any attorney, accountant or other agent or representative retained by any such Holder (collectively, the "Inspectors"), all publicly available documents of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility;

         (n)   use its reasonable best efforts to cause the Registrable Shares included in any registration statement to be (i) listed on each securities exchange, if any, on which securities of the same type issued by the Company are then listed, or (ii) authorized to be quoted and/or listed (to the extent applicable) on the Nasdaq National Market if the Registrable Shares so qualify;

         (o)   provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

         (p)   cooperate with each Holder participating in the disposition of such Registrable Shares and their respective counsel in all reasonable respects in connection with any filings required to be made with the National Association of Securities Dealer, Inc. ("NASD");

         (q)   during the period when the prospectus is required to be delivered under the Securities Act, file within the required time periods all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

         (r)   notify each Holder promptly of any request by the Commission for an amendment or supplement to such registration statement or prospectus or for additional information; and

         (s)   advise each Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

4.    Suspension of Dispositions.

        Each Holder agrees that, upon receipt of any notice (a “Suspension Notice”) from the Company of the happening of any event of the kind described in Section 3(h)(iii), such Holder will forthwith discontinue disposition of Registrable Shares pursuant to any prospectus until such Holder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings, which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. The Company shall use its reasonable best efforts and take such actions as are necessary to render the Advice as soon as practicable.

5.    Rule 145.

        The Company covenants that it will, for a period beginning upon the first anniversary of the Effective Time and ending upon the second anniversary of the Effective Time, file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Holders may reasonably request to the extent required from time to time to enable the Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 145 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such reporting requirements. If any Holder proposes to sell Registrable Shares pursuant to Rule 145, the Company shall cooperate with such Holder to enable such sale to be made in accordance with applicable laws, rules and regulations, the requirements of the Company’s transfer agent, and the reasonable requirements of the broker, if any, through which the sales are proposed to be executed.

6.    Registration Expenses.

        All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, messenger and delivery expenses, printing expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), all fees and expenses associated with filings required to be made with the NASD, as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Shares), rating agency fees, the fees and expenses incurred in connection with the listing of the securities to be registered on all securities exchanges on which similar securities issued by the Company are then quoted or listed, fees and disbursements of counsel for the Company and its independent certified public accountants, and the fees and expenses of any other Persons retained by the Company, in connection with the registration hereunder (collectively, the “Registration Expenses”) will be borne by the Company, but not including fees and expenses of counsel for the Holders and any underwriting, broker or dealer discounts or commissions attributable to the sale of Registrable Shares (which are hereinafter referred to as “Selling Expenses”). All Selling Expenses shall be borne solely by the Holders.

7.    Indemnification.

         (a)   Indemnification by the Company. The Company will indemnify and hold harmless the Holders, their officers, directors, agents (including without limitation counsel) and employees and each Person who controls the Holders (within the meaning of the Securities Act or the Exchange Act) (each, a "Controlling Person") from and against any and all losses, claims, damages and liabilities ("Losses") (including without limitation any investigation, legal or other expenses reasonably incurred in connection with, and, subject to Section 7(d) any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Holders may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, relate to or result from (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. The Company shall reimburse the Holders or such officer, director, agent (including without limitation counsel), employee or Controlling Person for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending against any Losses as they are incurred; provided, however, that the Company will not be liable to a Holder for any Losses if any such Losses arise out of or are based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Holders or such officer, director, agent (including without limitation counsel), employee or Controlling Person, and will survive the transfer of such securities by the Holders. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act or the Exchange Act) to the same extent customarily requested by such Persons in similar circumstances. Reimbursement will be made periodically during the course of investigation when bills are received or expenses incurred, subject to the Holders' obligation to reimburse the Company pursuant to the Wyoming Business Corporation Act. Notwithstanding anything to the contrary in this Section 7, the Company shall not be liable for any untrue statement or omission in any preliminary prospectus if the Company, sufficiently in advance of Holder's delivery of such preliminary prospectus, notified Holder of any untrue statement or omission contained therein and furnished Holder with a corrected preliminary prospectus.

         (b)   Indemnification by Holder of Registrable Securities. If any Holder sells Registrable Securities under a prospectus that is part of a registration statement, then such Holder (the "Indemnifying Holder"), agrees, severally, and not jointly and severally, to indemnify and hold harmless the Company, its directors and each officer who signed such registration statement, each Person who controls the Company (within the meaning of the Securities Act and Exchange Act) under the same circumstances as the foregoing indemnity from the Company to the Holders to the extent, but only to the extent, that such Losses arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the prospectus, any preliminary prospectus, the registration statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Indemnifying Holder furnished to the Company by the Indemnifying Holder expressly for use therein. In no event will the aggregate liability of the Indemnifying Holder exceed the amount of the net proceeds received by the Indemnifying Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and will survive the transfer of such securities by the Indemnifying Holder. The Company and the Holders will be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances. Notwithstanding anything to the contrary in this Section 7, no Holder selling Registrable Shares shall be liable for any untrue statement or omission in any preliminary prospectus or registration statement if prior to the registration becoming effective or prior to the filing of any amendment or supplement thereto, such Holder has furnished information in writing to the Company expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto correcting such untrue statement or omission and such information is not contained in the prospectus or such supplement or amendment.

         (c)   Contribution. If the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which Section 7(a) or 7(b) would otherwise apply by its terms (other than by reason of exceptions provided in Section 7(a) or 7(b), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will have a several, and not joint and several, obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including without limitation any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 7(a) or 7(b) was available to such party. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7(c), no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise paid or been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities.

         (d)   Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the right of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder has the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel will be at the expense of such Person and not of the indemnifying party unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party has failed to promptly assume the defense of such claim and employ counsel reasonably satisfactory to such Person, (C) upon the advice of counsel of the Person to be indemnified, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims or (D) the indemnified party's counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). Unless otherwise consented to by the indemnified party in writing, no indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving to all such indemnified parties of a full and unconditional release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section, the terms "indemnifying party," "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors, employees and each Control Person of the Company as set forth above) on the one hand, and the Holders (and their officers, directors, agents (including without limitation counsel) employees and each Control Person of each Holder as set forth above) on the other hand, as applicable.

8.    Miscellaneous.

         (a)   Binding Effect; Assignability. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs and legal representatives and permitted transferees, successors and assigns. Each Holder may assign all or any part of its rights under this Agreement to any other Holder to whom such Holder sells, transfers or assigns such Registrable Shares. In the event that the Holder shall assign its rights pursuant to this Agreement in connection with the transfer of less than all its Registrable Shares to another Holder, the Holder shall also retain his rights with respect to its remaining Registrable Shares.

         (b) Amendment. This Agreement may be amended or terminated only by a written instrument signed by the Company and each of the Holders.

         (c) Applicable Law. The internal laws of the State of Texas (without regard to choice of law provisions thereof) shall govern the interpretation, validity and performance of the terms of this Agreement.

         (d)   Notices. All notices provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile or by registered or certified mail, postage prepaid:

(i)	if to the Company, to: Front Range Himalaya Corporation 10,000 Memorial Drive, Suite 600 Houston, Texas 77024 Attention: President Telecopier: (713) 688-0616
(ii)	if to the Holders, to the respective addresses set forth below each Holder's name on the signature pages hereto.

         (e)   Counterparts. This Agreement may be executed and delivered in one or more counterparts (including by facsimile transmission), each of which shall be deemed to be an original and all of which together shall be deemed to be one instrument.

         (f)   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect.

         (g)   Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

[SIGNATURES ON THE FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FRONT RANGE HIMALAYA CORPORATION By: /s/ James R. Gibbs Name: James R. Gibbs Title: President and Chief Executive Officer

         IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

HOLLY AFFILIATES:

/s/ C. Lamar Norsworthy, III
C. Lamar Norsworthy, III

/s/ Matthew P. Clifton
Matthew P. Clifton

/s/ W. John Glancy
W. John Glancy

/s/ William J. Gray
William J. Gray

/s/ Marcus R. Hickerson
Marcus R. Hickerson

/s/ Thomas K. Matthews, II
Thomas K. Matthews, II

/s/ Robert G. McKenzie
Robert G. McKenzie

/s/ Jack P. Reid
Jack P. Reid

/s/ Paul T. Stoffel
Paul T. Stoffel

/s/ Nona Barrett
Nona Barrett

Betty Simmons East Texas Trust under agreement dated 8-1-1941
By: Brown Brothers Harriman Trust Company of Texas, trustee

By:   /s/ Harry J. Martin
       Harry J. Martin
       Authorized Person

Margaret Simmons East Texas Trust under agreement dated 8-1-1941
By: Brown Brothers Harriman Trust Company of Texas, trustee
By:   /s/ Harry J. Martin
       Harry J. Martin
       Authorized Person

Suzanne Simmons East Texas Trust under agreement dated 8-1-1941
By: Brown Brothers Harriman Trust Company of Texas, trustee

By:   /s/ Harry J. Martin
       Harry J. Martin
       Authorized Person

Betty Simmons Nueces County Trust under agreement dated 8-1-1941
By: Brown Brothers Harriman Trust Company of Texas, trustee

By:   /s/ Harry J. Martin
       Harry J. Martin
       Authorized Person

Margaret Simmons Nueces County Trust under agreement dated 8-1-1941
By: Brown Brothers Harriman Trust Company of Texas, trustee

By:   /s/ Harry J. Martin
       Harry J. Martin
       Authorized Person

Suzanne Simmons Nueces County Trust under agreement dated 8-1-1941
By: Brown Brothers Harriman Trust Company of Texas, trustee

By:   /s/ Harry J. Martin
       Harry J. Martin
       Authorized Person

NBN Capital Limited Partnership
By: NBN Asset Management Company, L.L.C., its general partner

By:   /s/ Harry J. Martin
       Harry J. Martin
       Manager

NBN Asset Management Company, L.L.C.

By:   /s/ Harry J. Martin
       Harry J. Martin
Manager

         IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

FRONTIER AFFILIATES:

/s/  James R. Gibbs
James R. Gibbs

/s/  Julie H. Edwards
Julie H. Edwards

/s/  W. Reed Williams
W. Reed Williams

/s/  Douglas Y. Bech
Douglas Y. Bech

/s/  G. Clyde Buck
G. Clyde Buck

/s/  T. Michael Dossey
T. Michael Dossey

/s/  James H. Lee
James H. Lee

/s/  Paul B. Loyd, Jr.
Paul B. Loyd, Jr.

/s/  Carl W. Schafer
Carl W. Schafer

/s/  James S. Palmer
James S. Palmer

EXHIBIT A

Name of Initial Holder

C. Lamar Norsworthy, III

Matthew P. Clifton

W. John Glancy

William J. Gray

Marcus R. Hickerson

Thomas K. Matthews, II

Robert G. McKenzie

Jack P. Reid

Paul T. Stoffel

Nona Barrett

Betty Simmons East Texas Trust under agreement dated 8-1-1941
By:	Brown Brothers Harriman Trust Company of Texas, trustee Harry J. Martin Authorized Person
Margaret Simmons East Texas Trust under agreement dated 8-1-1941
By:	Brown Brothers Harriman Trust Company of Texas, trustee Harry J. Martin Authorized Person
Suzanne Simmons East Texas Trust under agreement dated 8-1-1941
By:	Brown Brothers Harriman Trust Company of Texas, trustee Harry J. Martin Authorized Person
Betty Simmons Nueces County Trust under agreement dated 8-1-1941
By:	Brown Brothers Harriman Trust Company of Texas, trustee Harry J. Martin Authorized Person
Margaret Simmons Nueces County Trust under agreement dated 8-1-1941
By:	Brown Brothers Harriman Trust Company of Texas, trustee Harry J. Martin Authorized Person
Suzanne Simmons Nueces County Trust under agreement dated 8-1-1941
By:	Brown Brothers Harriman Trust Company of Texas, trustee Harry J. Martin Authorized Person
NBN Capital Limited Partnership
By:	NBN Asset Management Company, L.L.C. its general partner Harry J. Martin, manager
NBN Asset Management Company, L.L.C.
By:	Harry J. Martin Manager
James R. Gibbs Julie H. Edwards W. Reed Williams Douglas Y. Bech G. Clyde Buck T. Michael Dossey James H. Lee Paul B. Loyd, Jr. Carl W. Schafer James S. Palmer